Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, T.J. Rodgers, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Cypress Semiconductor Corporation on Form 10-Q for the fiscal quarter ended March 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Cypress Semiconductor Corporation.

                                        By:    /s/ T.J Rodgers
                                               ---------------------------------
                                        Name:  T.J Rodgers
                                        Title: President and Chief
                                               Executive Officer

                                        Date: May 12, 2003